EXHIBIT 1.1

PROLUNG, INC.

UNDERWRITING AGREEMENT

January [●], 2018

MAXIM GROUP LLC

405 Lexington Avenue

New York, NY 10174

As Representative of the Underwriters

named on Schedule A hereto

Ladies and Gentlemen:

The undersigned, ProLung, Inc., a Delaware corporation (the “Company”), hereby confirms its agreement (this “Agreement”) to issue and sell to the several underwriters named on Schedule A attached hereto (such underwriters, for whom Maxim Group LLC is acting as representative (in such capacity, the “Representative”), the “Underwriters” and each an “Underwriter”) an aggregate of [●] shares (the “Firm Shares”) of common stock, par value $0.001 per share, of the Company (“Common Stock”). In addition, the Company proposes to grant to the Underwriters an option to purchase from the Company up to an additional [●] shares of Common Stock (the “Option Shares” and, collectively with the Firm Shares, the “Shares”). The offering and sale of securities contemplated by this Agreement is referred to herein as the “Offering.”

1. Shares; Over-Allotment Option.

(a) Purchase of Firm Shares. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, severally and not jointly, the Firm Shares at a purchase price (net of discounts and commissions) per share of $[●], which represents a 8.5% discount to the public offering price per Firm Share. The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Shares set forth opposite their respective names on Schedule A attached hereto and made a part hereof.

(b) Delivery and Payment. Delivery of and payment for the Firm Shares shall be made at 10:00 A.M., New York time, on the third Business Day following the effective date (the “Effective Date”) of the Registration Statement (as hereinafter defined) (or the fourth Business Day following the Effective Date, if the Registration Statement is declared effective after 5:00 P.M., New York time) or at such earlier time as shall be agreed upon by the Representative and the Company, at the offices of the Representative or at such other place as shall be agreed upon by the Representative and the Company. The hour and date of delivery of and payment for the Firm Shares is called the “Closing Date.” The closing of the payment of the purchase price for, and delivery of certificates representing, the Firm Shares is referred to herein as the “Closing.” Payment for the Firm Shares shall be made on the Closing Date by wire transfer in Federal (same day) funds upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) representing the Firm Shares (or through the full fast transfer facilities of the Depository Trust Company (the “DTC”)) for the account of the Underwriters. The Firm Shares shall be registered in such names and in such authorized denominations as the Representative may request in writing at least two Business Days prior to the Closing Date. The Company will permit the Representative to examine and package the Firm Shares for delivery at least one full Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Representative for all the Firm Shares.

(c) Over-allotment Option. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares, the Representative on behalf of the Underwriters is hereby granted an option (the “Over-allotment Option”) to purchase from the Company all or any part of the Option Shares at a purchase price (net of discounts and commissions) per Option Share equal to the purchase price (net of discounts and commissions) to be paid by the Underwriters for each Firm Share hereunder.

(d) Exercise of Option. The Over-allotment Option may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Shares within 45 days after the Effective Date. The Underwriters will not be under any obligation to purchase any of the Option Shares. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representative, which must be confirmed in writing by overnight mail or email or facsimile transmission setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for such Option Shares, which will not be later than five Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of the Representative or at such other place as shall be agreed upon by the Company and the Representative. If such delivery and payment for all of the Option Shares does not occur on the Closing Date, the date and time of any closing for such Option Shares will be as set forth in the notice (hereinafter the “Option Closing Date”). Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Shares specified in such notice. If any Option Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the number of Firm Shares to be purchased by it as set forth on Schedule A opposite such Underwriter’s name as the total number of Option Shares to be purchased bears to the total number of Firm Shares.

(e) Payment and Delivery of Option Shares. Payment for Option Shares shall be made on the Option Closing Date by wire transfer in Federal (same day) funds by deposit of the price for the Option Shares being purchased to the Company upon delivery to the Underwriters of certificates (in form and substance satisfactory to the Representative) representing such Option Shares (or through the full fast transfer facilities of DTC) for the account of the Underwriters. The certificates representing the Option Shares to be delivered will be in such denominations and registered in such names as the Representative may request in writing at least two Business Days prior to the Closing Date or the Option Closing Date, as the case may be, and will be made available to the Representative for inspection and packaging at least one full Business Day prior to the Closing Date or the Option Closing Date, as the case may be.

(f) Underwriters’ Warrants. The Company hereby agrees to issue to the Underwriters (and/or their respective designees) on the Closing Date and on any Option Closing Date, as the case may be, warrants to purchase a number of shares of Common Stock equal to an aggregate of 7% of the total number of Shares issued on the Closing Date or Option Closing Date, as applicable (the “Underwriters’ Warrants”), the maximum amount of Underwriters’ Warrants issuable hereunder being set forth opposite the Underwriters’ respective names on Schedule B attached hereto. The Underwriters’ Warrants shall be substantially in the form of Annex I hereto and shall be exercisable, in whole or in part, commencing 180 days after the Effective Date and expiring on the five-year anniversary of the Effective Date, at an initial exercise price of $[●] per share of Common Stock, which is equal to one hundred and ten percent (110%) of the public offering price of one Firm Share. The shares of Common Stock issuable upon exercise of the Underwriters’ Warrants are hereinafter referred to collectively as the “Underwriters’ Warrant Shares” and, together with the Underwriters’ Warrants, the “Underwriters’ Securities.” The Shares and the Underwriters’ Securities are hereinafter referred to collectively as the “Securities”.

2. Representations and Warranties of the Company. The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Option Closing Date, if any:

(a) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (Registration No. 333-219735), and amendments thereto, and related preliminary prospectuses, for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Securities, which registration statement, as so amended (including post-effective amendments, if any) has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional Securities (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Securities have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Company has responded to all requests of the Commission for additional or supplemental information. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the “Rules and Regulations”), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits incorporated by reference therein pursuant to the Rules and Regulations on or before the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be. Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the Rules and Regulations promulgated thereunder (the “Exchange Act”) after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). The Prospectus delivered to the Underwriters for use in connection with the Offering was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T promulgated by the Commission.

(b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed, at all other subsequent times until the completion of the public offer and sale of the Shares, and at the Closing Date and at any Option Closing Date, the Registration Statement and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not and will not contain an untrue statement of a material fact and did not and will not, as of the date of such amendment or supplement, omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of (1) the statements set forth in the “Underwriting” section of the Prospectus only insofar as such statements relate to (i) the names and corresponding share amounts set forth in the table of Underwriters, (ii) the amount of selling concession and re-allowance, (iii) the subsection “Price Stabilization, Short Positions and Penalty Bids” and (iv) the subsection “Electronic Distribution” and (2) the statements set forth in the ultimate paragraph on the cover page of the Preliminary Prospectus (collectively, the “Underwriters’ Information”).

(c) Neither: (i) any Issuer-Represented General Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time (as defined below) and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus(es) (as defined below), when considered together with the General Disclosure Package, includes or included as of the Applicable Time any untrue statement of a material fact or omits or omitted as of the Applicable Time to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus included in the Registration Statement, the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (as defined below) based upon and in conformity with the Underwriters’ Information.

(d) Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times until the later of the Closing Date and the last Option Closing Date or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the then-current Registration Statement, Statutory Prospectus or Prospectus relating to the Securities. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the then-current Registration Statement, Statutory Prospectus or Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Representative so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is promptly amended or supplemented by the Company, at its own expense, to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with the Underwriters’ Information.

(e) The Company has not distributed and will not distribute any prospectus or other offering materials in connection with the offering and sale of the Securities other than the General Disclosure Package, any Issuer-Represented Free Writing Prospectus or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company. Unless the Company obtains the prior consent of the Representative, the Company has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided, however, that the prior written consent of the Underwriters hereto shall be deemed to have been given in respect of any free writing prospectus referenced on Schedule D attached hereto. The Company has complied and will comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer-Represented Free Writing Prospectus as of its issue date and at all subsequent times through the Closing Date, including timely filing with the Commission where required, legending and record keeping. To the extent an electronic road show is used, the Company has satisfied and will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(f) As used in this Agreement, the terms set forth below shall have the following meanings:

(i) “Applicable Time” means [ 5:00 ] p.m. (Eastern time) on the date of this Agreement.

(ii) “Statutory Prospectus” as of any time means the prospectus that is included in the Registration Statement immediately prior to that time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A or 430B shall be considered to be included in the Statutory Prospectus as of the actual time that the form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

(iii) “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the Offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(ii) because it is a “bona fide electronic road show,” as defined in Rule 433 under the Securities Act, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(iv) “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule D to this Agreement.

(v) “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433 under the Securities Act, that is made available without restriction pursuant to Rule 433(d)(8)(ii), even though not required to be filed with the Commission.

(g) MaloneBailey, LLP (“MaloneBailey”), whose reports relating to the Company are included in the Registration Statement, is an independent registered public accounting firm as required by the Securities Act, the Exchange Act and the Rules and Regulations and, to the Company’s knowledge, MaloneBailey is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) as such requirements pertain to MaloneBailey’s relationship with the Company.

(h) Subsequent to the respective dates as of which information is presented in the Registration Statement, the General Disclosure Package and the Prospectus, and except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock, and (ii) there has been no material adverse change (or, to the knowledge of the Company, any development which could be reasonably expected to result in a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and its subsidiaries taken as a whole; (B) the long-term debt or capital stock of the Company; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and its subsidiaries taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(i) As of the dates indicated in the Registration Statement, the General Disclosure Package and the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company were as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column headed “Actual” under the section thereof captioned “Capitalization” and, after giving effect to the Offering and the other transactions (excluding the sale of the Option Shares, if any) contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus, will be as set forth in the column headed “As Adjusted” in such section. All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock of the Company, are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that entitles or will entitle any Person (as defined below), upon the issuance or sale of any security, to acquire from the Company any Relevant Security to the extent such rights were not waived. As used herein, the term “Relevant Security” means any shares of Common Stock or other security of the Company that is convertible into, or exercisable or exchangeable for, shares of Common Stock or equity securities of the Company, or that holds the right to acquire any shares of Common Stock or equity securities of the Company or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. As used herein, the term “Person” means any foreign or domestic individual, corporation, trust, partnership, joint venture, limited liability company or other entity.

(j) The Shares and the Underwriters’ Warrants have been duly authorized and reserved for issuance, as applicable, and, when issued and paid for in accordance with this Agreement upon the Closing Date or any Option Closing Date, as applicable, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any Person to acquire any Relevant Security from the Company upon issuance or sale of the Securities in the Offering. The Shares and the Underwriters’ Warrants conform in all material respects to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus under the headings “Description of Capital Stock” and “Underwriting,” as applicable. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

(k) The Underwriters’ Warrant Shares have been duly authorized, will conform in all material respects to the description thereof in the Registration Statement and in the Prospectus under the heading “Description of Capital Stock” and have been validly reserved for issuance and will, upon exercise of the Underwriters’ Warrants and payment of the exercise price thereof in accordance with the terms hereof and thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or be subject to preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.

(l) Other than Hilltop Acquisition Corporation, Inc., a Delaware corporation (the “Subsidiary”), the Company has no (and since the inception of the Company, the Company has not had any) “subsidiaries” within the meaning of Rule 405 under the Securities Act and holds no (and since the inception of the Company has never held any) ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. The Company owns 100% of the equity interests of the Subsidiary; all of such equity interests are duly authorized and validly issued in accordance with the bylaws thereof and are fully paid and nonassessable; and such equity interests are owned free and clear of all Liens except such Liens as are described in the Registration Statement, the General Disclosure Package and the Prospectus or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company.

(m) Each of the Company and the Subsidiary has been duly incorporated, formed or organized, and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of incorporation, formation or organization. Each of the Company and the Subsidiary has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement, the General Disclosure Package and the Prospectus, and to own, lease and operate its properties. Each of the Company and the Subsidiary is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) would not reasonably be expected to have a Material Adverse Change.

(n) Neither the Company nor the Subsidiary is: (i) in violation of its certificate or articles of incorporation, memorandum and articles of association, bylaws, certificate of formation, limited liability company agreement, joint venture agreement, partnership agreement or other organizational documents, as applicable, (ii) in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest or other encumbrance (any “Lien”) upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any respect of any applicable law (including without limitation the Clinical Laboratories Improvement Act of 1967, as amended (the “CLIA”)), rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic (including without limitation the United States Food and Drug Administration (the “FDA”)), except (with regard to clauses (ii) and (iii) above) for such violations or defaults which (individually or in the aggregate) would not have or reasonably be expected to have a Material Adverse Change.

(o) The Company has full right, power and authority to execute and deliver this Agreement, the Underwriters’ Warrants and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement and the Underwriters’ Warrants. The Company’s execution, delivery and performance under this Agreement and the Underwriters’ Warrants and each of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action. This Agreement and the Underwriters’ Warrants have been duly and validly executed and delivered by the Company. This Agreement constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as enforceability of any indemnification or contribution provision may be limited under foreign, federal or state securities laws.

(p) When issued, the Underwriters’ Warrants will constitute the legal, valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the respective terms thereof, and such Underwriters’ Warrants are enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as enforceability of any indemnification or contribution provision may be limited under foreign, federal or state securities laws.

(q) The execution, delivery, and performance of this Agreement, the Underwriters’ Warrants and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement, and consummation of the transactions contemplated by this Agreement and the Underwriters’ Warrants do not and will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or the Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or the Subsidiary is a party or by which it is bound or to which any of its property or assets is subject, (ii) violate or conflict with any provision of the Company’s or the Subsidiary’s certificate or articles of incorporation, memorandum and articles of association, bylaws, certificate of formation, limited liability company agreement, joint venture agreement, partnership agreement or other organizational documents, as applicable, (iii) violate or conflict with any applicable law (including without limitation the CLIA), rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic (including without limitation the FDA) or (iv) trigger a reset or repricing of any outstanding securities of the Company, except (solely with regard to (i) and (iii) above) for any default, conflict or violation which (individually or in the aggregate) would not have or reasonably be expected to have a Material Adverse Change.

(r) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, each of the Company and the Subsidiary has all consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits required under the CLIA and each other appropriate law, rule, regulation, ordinance, directive, judgment, decree or order, and as issued by the FDA and each other appropriate foreign, federal, state, or local judicial, regulatory or other legal or governmental agency or body, and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and each such Consent is valid and in full force and effect, except where such failure would not have or reasonably be expected to result in a Material Adverse Change. Neither the Company nor any of its affiliates within the meaning of Rule 144 under the Securities Act (“Affiliates”) has received any notice of any investigation or proceedings which, if decided adversely to the Company, could reasonably be expected to result in the revocation of, or the imposition of a materially burdensome restriction on, any Consent. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(s) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body, or any third party, foreign or domestic is required for the execution, delivery and performance of this Agreement or the Underwriters’ Warrants or the consummation of the transactions contemplated by this Agreement, including the issuance, sale and delivery of the Securities to be issued, sold and delivered hereunder, except (i) such as may have previously been obtained (with copies of such Consents provided to the Underwriters), (ii) the registration under the Securities Act of the Securities, which has become effective, and (iii) such Consents as may be required under state securities or blue sky laws or the bylaws and rules of the NASDAQ Stock Market, where the shares of Common Stock have been approved for listing, or the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the purchase and distribution of the Securities by the Underwriters, each of which has been obtained and is in full force and effect.

(t) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or the Subsidiary is a party or of which any property, operations or assets of the Company or the Subsidiary is a subject which, individually or in the aggregate, if determined adversely to the Company or the Subsidiary, would reasonably be expected to have a Material Adverse Change, and to the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated.

(u) The financial statements, including the notes thereto and the supporting schedules, included in the Registration Statement, the General Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act, and present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company. Except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus, such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except in the case of unaudited financials which are subject to normal year-end adjustments and do not contain certain footnotes. The supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information required to be stated therein. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus. The other financial tables and data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus and the books and records of the respective entities whose information is presented therein.

(v) There are no pro forma or as adjusted financial statements required to be included in the Registration Statement, the General Disclosure Package and the Prospectus in accordance with Regulation S-X that have not been included as so required. The pro forma and pro forma as adjusted financial information included in the Registration Statement, the General Disclosure Package and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with GAAP the pro forma and as adjusted financial position of the respective entities whose information is presented therein at the respective dates indicated and their cash flows and results of operations for the respective periods specified. The assumptions used in preparing the pro forma and pro forma as adjusted financial information included in the Registration Statement, the General Disclosure Package and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The related pro forma and pro forma as adjusted adjustments give appropriate effect to those assumptions and the pro forma and pro forma as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(w) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(x) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) and such controls and procedures are designed to ensure that material information relating to the Company and required to be disclosed in the reports that it files or submits under the Exchange Act is accumulated and communicated to the principal executive officer and the principal financial officer of the Company, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. The Company has used such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, the General Disclosure Package and the Prospectus.

(y) The Company maintains a system of internal accounting controls designed to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorizations; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the date of the Company’s most recent audited balance sheet included in the Registration Statement, the General Disclosure Package and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(z) The Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of the rules and regulations of the NASDAQ Stock Market and the board of directors and/or audit committee has adopted a charter that satisfies the requirements of the rules and regulations of the NASDAQ Stock Market. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the board of directors of the Company nor the audit committee has been informed, nor is any director or executive officer of the Company aware, of: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(aa) Neither the Company nor, to the Company’s knowledge, any of its Affiliates has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of any Securities.

(bb) Neither the Company nor any of its Affiliates has, prior to the date hereof, directly or indirectly, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Registration Statement. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its Affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A, Regulation D or Regulation S under the Securities Act, other than shares of Common Stock issued pursuant to employee benefit plans, qualified stock option plans or employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(cc) To the Company’s knowledge, all information contained in the questionnaires completed by each of the Company’s officers and directors and 5%-or-more holders immediately prior to the Offering and provided to the Representative, as well as all information contained in the biographies of such officers and directors in the Registration Statement is, to the knowledge of the Company, true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in such questionnaires or biographies to become inaccurate or incorrect.

(dd) To the Company’s knowledge, no director or officer of the Company is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer that could materially affect such person’s ability to act in such person’s respective capacity on behalf of the Company.

(ee) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no holder of any securities of the Company or any Relevant Security has any rights to require the Company to register any such securities under the Securities Act as part or on account of, or otherwise in connection with, the offer and sale of the Securities contemplated hereby, and any such rights so disclosed have either been fulfilled by registration, expired or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(ff) The conditions for use of Form S-1 to register the Offering under the Securities Act, as set forth in the General Instructions to such Form, have been satisfied.

(gg) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to the application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(hh) No relationship, direct or indirect, exists between or among any of the Company or to the knowledge of the Company, any Affiliates of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or, to the knowledge of the Company, any Affiliate of the Company, on the other hand, that is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness extended by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company has not, in violation of Sarbanes-Oxley, directly or indirectly, extended or maintained credit, arranged for the extension of credit or renewed an extension of credit in the form of a personal loan to or for any director or executive officer of the Company.

(ii) The Shares and the Underwriters’ Warrant Shares have been approved for listing on the NASDAQ Capital Market, subject to official notice of issuance. A registration statement in respect of the Shares and the Underwriters’ Warrant Shares has been filed on Form 8-A pursuant to Section 12(b) of the Exchange Act, which registration statement complies in all material respects with the Exchange Act. The Company is in material compliance with the provisions of the rules and regulations promulgated by the NASDAQ Stock Market (to the extent applicable to the Company as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as applicable), except for such violations which, singly or in the aggregate, would not have a Material Adverse Change. Without limiting the generality of the foregoing: (i) all members of the Company’s board of directors who are required to be “independent” (as that term is defined under the rules and regulations of the NASDAQ Stock Market), including, without limitation, all members of the audit committee of the Company’s board of directors, meet the qualifications of independence as set forth under applicable laws, rules and regulations and (ii) the audit committee of the Company’s board of directors has at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules and regulations).

(jj) Each of the Company and the Subsidiary owns or leases all such properties (other than intellectual property, which is covered by Section 2(kk)) as are necessary to the conduct of its business as currently operated and as described in the Registration Statement, the General Disclosure Package and the Prospectus. Each of the Company and the Subsidiary has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all Liens except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or such as would not (individually or in the aggregate) have a Material Adverse Change. Any real property or buildings held under lease or sublease by the Company or the Subsidiary are held by them under valid, subsisting and, to the knowledge of the Company, enforceable leases or subleases, as applicable, with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company or the Subsidiary. Neither the Company nor the Subsidiary has received any notice of any claim adverse to its ownership of any real or material personal property or of any claim against its continued possession of any real property, whether owned or held under lease or sublease by the Company or the Subsidiary.

(kk) Each of the Company and the Subsidiary (i) owns or possesses or has the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of its business as currently operated and as described in the Registration Statement, the General Disclosure Package and the Prospectus, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and (ii) has no knowledge that such conduct of its business conflicts or will conflict with, and it has not received any notice of any claim of conflict with, any such rights of others. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not granted or assigned to any other Person any right to sell the current products and services of the Company or those products and services of the Company described in the Registration Statement, the General Disclosure Package or the Prospectus. To the Company’s knowledge, there is no infringement by third parties of any of its Intellectual Property, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s or the Subsidiary’s rights in or to any of its Intellectual Property and the Company and the Subsidiary are unaware of any facts that would form a reasonable basis for any such claim. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor the Subsidiary has received any claim for royalties or other compensation from individuals, including employees or former employees of the Company or the Subsidiary who have made or are alleged to have made inventive contributions to the Company’s or the Subsidiary’s technology or products, that are pending or unsettled, and except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and the Subsidiary have no obligation to pay royalties or other compensation to any such individuals on account of inventive contributions.

(ll) The agreements and documents described in the Registration Statement, the General Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein, and there are no agreements or documents required by the applicable provisions of the Securities Act or the Rules and Regulations to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement that have not been so described or filed. Each such agreement or instrument to which the Company or the Subsidiary is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Registration Statement, the General Disclosure Package or the Prospectus or attached as an exhibit thereto, or (ii) is material to the Company’s business, has been duly and validly executed by the Company or the Subsidiary, as applicable, is in full force and effect in all material respects and is enforceable against the Company or the Subsidiary, as applicable, and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as enforceability of any indemnification or contribution provision may be limited under foreign, federal or state securities laws. None of such agreements and instruments has been assigned by the Company or the Subsidiary, to the Company’s knowledge, no party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice or both would constitute a breach or default by any party thereunder. To the Company’s knowledge, the performance by the parties of the material provisions of such agreements and instruments will not result in a violation of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except for such violations or defaults which (individually or in the aggregate) would not have a Material Adverse Change.

(mm) To the Company’s knowledge, no securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company within the three (3) years prior to the date hereof, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(nn) The disclosures in the Registration Statement, the General Disclosure Package and the Prospectus concerning the effects of foreign, federal, state and local regulation of the Company’s and the Subsidiary’s business as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(oo) Each of the Company and the Subsidiary has accurately prepared and timely filed all federal, state, local, foreign and other tax returns required to be filed by it and has paid or made provision for the payment of all taxes, assessments or similar charges, including without limitation all sales and use taxes and all taxes which the Company or the Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return) (except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company), except in any case in which the failure to so file or pay would not reasonably be expected to have a Material Adverse Change. No deficiency assessment with respect to a proposed adjustment of the Company’s or the Subsidiary’s federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company has not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, local, foreign or other taxing authority, outstanding against the assets, properties or business of the Company and the Subsidiary.

(pp) No labor disturbances or disputes by or with the employees of the Company or the Subsidiary that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Change, currently exist or, to the Company’s knowledge, are threatened.

(qq) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, each of the Company and the Subsidiary has at all times operated its business in material compliance with all Environmental Laws, and no material expenditures are or will be required in order to comply therewith. The Company has not received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that could reasonably be expected to result in a Material Adverse Change. As used herein, the term “Environmental Laws” means all applicable laws and regulations, including any licensing, permit or reporting requirements, and any action by any federal, state, local or foreign government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety or the handling of hazardous materials, including without limitation the Clean Air Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Federal Water Pollution Control Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act and the Toxic Substances Control Act.

(rr) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor the Subsidiary is a party to or subject to any employment contract or arrangement providing any officer or director with annual compensation, or the opportunity to earn annual compensation (whether through fixed salary, bonus, commission, options or otherwise), of more than $120,000.

(ss) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor the Subsidiary is a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”) which: (i) is subject to any provision of ERISA and (ii) is or was at any time maintained, administered or contributed to by the Company or any of its ERISA Affiliates (as defined hereafter). These plans are referred to collectively herein as the “Employee Plans.” An “ERISA Affiliate” of any person or entity means any other person or entity which, together with that person or entity, could be treated as a single employer under Section 414(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or is an “affiliate,” whether or not incorporated, as defined in Section 407(d)(7) of ERISA, of the person or entity. Each Employee Plan has been maintained in material compliance with its terms and the requirements of applicable law. No Employee Plan is subject to Title IV of ERISA.

(tt) Except for which such disclosure is not required to be disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Registration Statement, the General Disclosure Package and the Prospectus identify each employment, severance or other similar agreement, arrangement or policy and each material plan or arrangement providing for insurance coverage (including any self-insured arrangements), workers’ compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits or retirement benefits, or deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights or other forms of incentive compensation, or post-retirement insurance, compensation or benefits, which: (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by the Company or any of its ERISA Affiliates and (iii) covers any officer or director or former officer or director of the Company or any of its ERISA Affiliates, in each case, to the extent required by Form S-1 promulgated under the Securities Act. These agreements, arrangements, policies or plans are referred to collectively in this Agreement as “Benefit Arrangements.” Each Benefit Arrangement has been maintained in material compliance with its terms and with the requirements of applicable law.

(uu) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no material liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of its ERISA Affiliates, other than medical benefits required to be continued under applicable law.

(vv) No “prohibited transaction” (as defined in either Section 406 of ERISA or Section 4975 of the Code) and not exempt under ERISA Section 408 and the regulations and published interpretations thereunder has occurred with respect to any Employee Plan; and each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and to the knowledge of the Company nothing has occurred, whether by action or by failure to act, which is reasonably likely to cause the loss of such qualification.]

(ww) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of the execution of this Agreement and the Underwriters’ Warrants and the consummation of the Offering and the transactions contemplated under this Agreement constitutes a triggering event under any Employee Plan or any other employment contract, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting or increase in benefits to any current or former participant, employee or director of the Company other than events that, either individually or taken as a whole, are not material to the financial condition or business of the Company.

(xx) Neither the Company, the Subsidiary nor, to the Company’s knowledge, any of its employees or agents has at any time during the last five (5) years (i) made any unlawful contribution to any candidate for domestic or foreign office or failed to disclose fully any such contribution in violation of law, or (ii) made any payment to any federal, state or other governmental officer or official, or other Person charged with similar public or quasi-public duties, in the United States or otherwise, other than payments that are not prohibited by applicable law.

(yy) The Company has not offered, or caused the Underwriters to offer, Securities to any Person or entity with the intention of unlawfully influencing (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, (ii) a journalist or publication to write or publish favorable information about the Company or its products or services or (iii) a regulatory official or authority to alter the regulation of the Company or its business, products or services.

(zz) The operations of the Company and the Subsidiary are and have been conducted at all times in compliance in all material respects with applicable financial record keeping and reporting requirements and money laundering statutes of the United States and, to the Company’s knowledge, all other jurisdictions to which the Company is subject, including under (i) the Bank Secrecy Act, (ii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, (iii) the Foreign Corrupt Practices Act of 1977, (iv) the Currency and Foreign Transactions Reporting Act, (v) ERISA, (vi) the Money Laundering Control Act, (vii) the rules and regulations promulgated under any such law or any successor law, or any judgment, decree or order of any applicable administrative or judicial body relating to such law, and (viii) any corresponding law, rule, regulation, ordinance, judgment, decree or order of any state or territory of the United States or applicable foreign jurisdiction or any administrative or judicial body thereof (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(aaa) None of the Company or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(bbb) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no claims, arrangements, agreements or understandings of Company or the Subsidiary or any officer, director or stockholder of the Company or the Subsidiary relating to the payment of a broker’s, finder’s, consulting or origination fee or other similar payment in connection with the transactions contemplated by this Agreement or that otherwise may affect any Underwriter’s compensation in respect of the Offering as determined by FINRA. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor the Subsidiary has made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the 180 days prior to the Effective Date, other than the Advances in the aggregate amount of $20,000 to the Underwriters as provided hereunder in connection with the Offering. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or any affiliate thereof, except as specifically authorized herein. No officer, director or, to the knowledge of the Company, any beneficial owner of 5% or more of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) (any such individual or entity, for purposes of this section, a “Company Affiliate”) has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA); no Company Affiliate is an owner of stock or other securities of any member of FINRA (other than securities purchased on the open market); no Company Affiliate has made a subordinated loan to any member of FINRA; and no proceeds from the sale of the Securities (excluding underwriting compensation as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus) will be paid to any FINRA member, or any persons associated with or affiliated with any FINRA member. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not issued any warrants or other securities or granted any options, directly or indirectly, to anyone who is a potential underwriter in the Offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement; to the Company’s knowledge no person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA; and no FINRA member participating in the Offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA or any of its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “FINRA member participating in the Offering” includes any associated person of a FINRA member that is participating in the Offering, any member of such associated person’s immediate family and any affiliate of a FINRA member that is participating in the Offering.

(ccc) As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company and the Subsidiary who are named in the Prospectus, with the assumption that such officers and directors shall have made reasonable inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers, directors or managers of the Company or the Subsidiary).

(ddd) Any certificate signed by or on behalf of the Company and delivered to the Underwriters or to Lowenstein Sandler LLP (“Underwriters’ Counsel”) shall be deemed to be a representation and warranty of the Company, as if set forth herein, to each Underwriter listed on Schedule A hereto as to the matters covered thereby.

3. Offering. Upon authorization of the release of the Securities by the Representative, the Underwriters propose to offer the Securities for sale to the public upon the terms and conditions set forth in the Prospectus.

4. Covenants of the Company. The Company acknowledges, covenants and agrees with the Representative, on behalf of the Underwriters, that:

(a) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representative of such timely filing.

(b) During the period beginning on the date hereof and ending on the later of the Closing Date or such date as, in the opinion of Underwriters’ Counsel, the Prospectus is no longer required by law to be delivered (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act is no longer required to be provided) in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the General Disclosure Package or the Prospectus, the Company shall furnish to the Representative and Underwriters’ Counsel for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representative reasonably objects within 36 hours of delivery thereof to the Representative and the Underwriters’ Counsel.

(c) After the date of this Agreement, the Company shall promptly advise the Representative in writing of (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any prospectus, the General Disclosure Package or the Prospectus, (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any prospectus, the General Disclosure Package, the Prospectus or any Issuer-Represented Free Writing Prospectus, or the initiation of any proceedings to remove, suspend or terminate from listing the shares of Common Stock from any securities exchange upon which the Common Stock is listed for trading, or of the threatening of initiation of any proceedings for any of such purposes; provided, however, that the Company need not comply with clauses (ii) and (iii) above if the post-effective amendment or prospectus supplement is filed in connection with the Company’s filing of a Form 8-K, Form 10-Q or Form 10-K. If the Commission shall enter any such stop order at any time, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable best efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(d) (i) During the Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the General Disclosure Package, the Registration Statement and the Prospectus. If during such period any event or development occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Representative or Underwriters’ Counsel to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Representative and will amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(ii) If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances there existing, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e) The Company will deliver to the Representative and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed, and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company will deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and any Preliminary Prospectus or Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. Prior to 10:00 A.M., New York time, on the Business Day next succeeding the date of this Agreement, and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.

(f) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(g) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the Securities Act by the earlier of: (i) 10:00 P.M., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(h) The Company will use its reasonable best efforts, in cooperation with the Representative, at or prior to the time of effectiveness of the Registration Statement, to qualify the Securities for offering and sale under the securities laws relating to the offering or sale of the Securities of such jurisdictions, domestic or foreign, as the Representative may reasonably designate and to maintain such qualifications in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction or to execute a general consent to service of process in any such jurisdiction or to subject itself to taxation if it is otherwise not so subject.

(i) The Company will make generally available (which includes filings pursuant to the Exchange Act) to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earning statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(j) Except with respect to (i) the Shares to be sold hereunder, (ii) securities of the Company which may be issued in connection with an acquisition of another entity (or the assets thereof), (iii) the issuance of securities of the Company intended to provide the Company with proceeds to acquire another entity (or the assets thereof) or (iv) the issuance of securities under the Company’s current equity compensation plans described in the Registration Statement or the Prospectus or the Company’s stock option or other equity compensation plans with exercise or conversion prices at fair market value (as defined in such plans) in effect from time to time, during the six (6) months following the Closing Date, the Company or any successor to the Company shall not undertake any public or private offerings of any equity securities of the Company (including equity-linked securities) without the prior written consent of the Representative.

(k) Except with respect to (i) securities of the Company which may be issued in connection with an acquisition of another entity (or the assets thereof) or (ii) the issuance of securities of the Company intended to provide the Company with proceeds to acquire another entity (or the assets thereof), during the six (6) months following the Closing Date, the Company will not file any registration statement relating to the offer or sale of any of the Company’s securities, except a registration statement on Form S-8 filed with the Commission in connection with a Company stock option or other equity compensation plan, without the prior written consent of the Representative.

(l) Following the Closing Date, the Company and any of the individuals listed on Schedule C hereto (the “Lock-Up Parties”), without the prior written consent of the Representative, shall not sell or otherwise dispose of any securities of the Company, whether publicly or in a private placement, during the period that their respective lock-up agreements are in effect, subject to the exceptions set forth in the agreements substantially in the form attached hereto as Annex II. The Company will deliver to the Representative the agreements of the Lock-Up Parties to the foregoing effect prior to the Closing Date, which agreements shall be substantially in the form attached hereto as Annex II.

(m) For a period of three (3) years following the Effective Date or until such earlier time upon which the Company is dissolved, the Company shall retain a transfer and warrant agent for the Securities reasonably acceptable to the Representative (the “Transfer Agent”). In the event the Securities are not listed on the Nasdaq Capital Market or such other national securities exchange, for a period of three (3) years following the Effective Date or until such earlier time upon which the Company is dissolved, the Company will furnish to the Underwriters at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Representative may reasonably request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC. Continental Stock Transfer & Trust Company, Inc. is an acceptable Transfer Agent to the Representative.

(n) If the Securities are quoted on the OTC Bulletin Board (or any successor trading market) or a market operated by the OTC Market Group Inc. (or similar publisher of quotations), then during such time the Company shall provide to the Representative, at its expense, such reports published by the OTC Bulletin Board or the OTC Market Group Inc. relating to price trading of the Securities, as the Representative shall reasonably request. In addition to the requirements of the preceding sentence, for a period of two (2) years from the Closing Date, the Company, at its expense, shall provide the Representative a subscription to the Company’s weekly Depository Transfer Company Security Position Reports.

(o) During the period of three (3) years from the Effective Date, the Company will make available to the Representative copies of all reports or other communications (financial or otherwise) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Representative as soon as practicable after they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided, however, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(p) The Company will not issue press releases or engage in any other publicity without the Representative’s prior written consent, for a period ending at 5:00 P.M. Eastern time on the first Business Day following the forty fifth (45th) day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business, or as required by law.

(q) As of the Closing, the Company shall have engaged ([for a term to be agreed upon by the Company and the Representative]) a financial public relations firm mutually acceptable to the Company and the Representative, which firm may be changed by the Company after the first year. The terms and conditions of such engagement shall be reasonably determined by the Company. The Company further agrees to consult with the Representative as is customary within the securities industry prior to the distribution to third parties of any financial information, news releases, or other publicity regarding the Company, its business, or any terms of the Offering, it being agreed that the Company shall give the Representative no less than twelve (12) hours prior notice of any such distribution and a reasonable opportunity during or prior to such period to review the contents of the proposed distribution, except to the extent otherwise required by law.

(r) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption “Use of Proceeds” in the Prospectus. Without the prior written consent of the Representative, no proceeds of the Offering will be used to pay outstanding loans from officers, directors or stockholders.

(s) The Company will use its commercially reasonable best efforts to effect and maintain the listing of its Common Stock on the NASDAQ Capital Market or other national securities exchange for at least three (3) years after the Closing Date, unless such listing is terminated as a result of a transaction approved by the holders of a majority of the shares of the Common Stock of the Company.

(t) During the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, the Company will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(u) The Company will use its commercially reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Securities.

(v) The Company will not take, and will use its commercially reasonable best efforts to cause its Affiliates not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of any Securities.

(w) The Company shall cause to be prepared and delivered to the Representative, at its expense, within two (2) Business Days from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Securities for at least the period during which a Prospectus relating to the Securities is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any time during which a Prospectus relating to the Securities is required to be delivered under the Securities Act, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for online time).

(x) The Company represents and agrees that, unless it obtains the prior written consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided, however, that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule D. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Company and the Representative represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

(y) The Company shall maintain, for a period of no less than three (3) years from the Closing Date, a liability insurance policy affording coverage for the acts of its officers and directors.

(z) The Company shall maintain key person life insurance, in amounts agreed upon by the Representative, with an insurer rated at least AA or better in the most recent addition of “Best’s Life Reports” on the life of Steven Eror and Rex Yung, MD in full force and effect for a period of no less than three (3) years from the Closing Date; provided that with respect to Dr. Yung, the Company has applied for such insurance and will use its reasonable best efforts to obtain such policy and keep such policy in effect for such three (3) year period from the effective date of such policy. The Company shall be the sole beneficiary of such policy.in full force and effect for a period of no less than three (3) years from the Closing Date. The Company shall be the sole beneficiary of such policy.

(aa) The Company shall continue to retain MaloneBailey as the Company’s independent registered public accounting firm for a period of at least three (3) years from the Closing Date, unless a change in such accountants is approved by the Representative, which approval shall not be unreasonably withheld, conditioned or delayed.

5. Consideration; Payment of Expenses.

(a) In consideration of the services to be provided for hereunder, the Company shall pay to the Underwriters or their respective designees their pro rata portion (based on the Securities purchased) of the following compensation with respect to the Securities which they are offering:

(i) An underwriting discount of eight and one-half percent (8.5%) of the aggregate gross proceeds raised in the Offering;

(ii) A corporate finance fee equal to one percent (1%) of the aggregate gross proceeds raised in the Offering; and

(iii) The Underwriters’ Warrants.

Notwithstanding the foregoing, the aggregate amount of $20,000 in Advances previously paid by the Company to the Representative shall be applied towards the expenses set forth in Section 5(d)(xi); provided that the Representative will reimburse the Company for any remaining portion of the Advance to the extent amounts of the Advance were not used for out-of-pocket accountable expenses actually incurred by the Representative in this Offering.

(b) The Company grants the Representative and Aegis Capital Corp. (“Aegis”), severally and jointly, the right of first refusal for a period of twelve (12) months from the Closing Date to act as lead managing underwriter(s) and sole book runner(s) for any and all future public and private equity, equity-linked or debt (excluding commercial bank debt and credit facility) offerings undertaken by the Company or any successor or subsidiary of the Company. The Company or any successor to or any subsidiary of the Company shall provide written notice to the Representative and Aegis with the terms of such offering and if the Representative and/or Aegis fail to accept in writing any such proposal within ten (10) days after receipt of such written notice, then the Representative and/or Aegis, as applicable, will have no claim or right with respect to any such offering. Any economics in connection with any such offering accepted by the Representative and/or Aegis that will be split with any additional agent(s) or underwriter(s) will be determined by the Representative and/or Aegis, as applicable, in their sole respective discretion or as mutually agreed upon among themselves, as applicable.

(c) The Representative reserves the right to reduce any item of compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Underwriters’ aggregate compensation is in excess of FINRA Rules or that the terms thereof require adjustment.

(d) Subject to Section 5(e) below, whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the Offering, including, without limitation, the following:

(i) all expenses in connection with the preparation, printing, formatting for EDGAR and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;

(ii) all fees and expenses in connection with filings with FINRA’s Public Offering System;

(iii) all fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act and the Offering;

(iv) all reasonable expenses in connection with the qualifications of the Securities for offering and sale under state or foreign securities or blue sky laws, it being agreed that (A) if the Offering is commenced on either the NASDAQ Global Market or, if necessary, the NASDAQ Capital Market, NYSE MKT or the NYSE, the Company shall make a one-time payment of $5,000 to such counsel at the Closing; or (B) if the Offering is commenced on the NASDAQ Capital Market, the Company shall make a one-time payment on the Closing Date, of $10,000 to such counsel and a payment covering all filing fees upon the commencement of “blue sky” work by such counsel;

(v) all fees and expenses in connection with listing its Common Stock on a national securities exchange;

(vi) all reasonable travel expenses of the Company’s officers, directors and employees and any other reasonable expense of the Company or the Underwriters incurred in connection with attending or hosting meetings with prospective purchasers of the Shares (“Road Show Expenses”), provided, however, that the Underwriters shall not incur any Road Show Expenses on a one time basis in excess of $15,000 (excluding legal expenses) or $50,000 in the aggregate;

(vii) any stock transfer taxes or other taxes incurred in connection with this Agreement or the Offering;

(viii) the costs associated with book building, prospectus tracking and compliance software and the cost of preparing certificates representing the Securities;

(ix) the cost and charges of any transfer agent or registrar for the Securities;

(x) any reasonable costs and expenses, in an amount not to exceed $3,000 in the aggregate, incurred in conducting background checks of the Company’s senior management by a background search firm acceptable to the Representative;

(xi) Underwriters’ Counsel’s fees and expenses up to $100,000 ($75,000 if the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are not consummated) in the aggregate, including the $20,000 Advances previously paid by the Company to the Representative; and

(xii) all other costs, fees and expenses incident to the Offering that are not otherwise specifically provided for in this Section 5.

(e) It is understood, however, that except as provided in this Section 5, and Sections 7, 8 and 11(d) hereof, the Underwriters will pay all of their own costs and expenses. Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated pursuant to Section 11(b) hereof, or subsequent to a Material Adverse Change, the Company will pay, less any advances previously paid by the Company to the Representative against the Representative’s out-of-pocket expenses actually anticipated to be incurred, which the Company and the Representative acknowledge are in the aggregate amount of $20,000 (the “Advances”), all out-of-pocket expenses of the Underwriters (including but not limited to fees and disbursements of Underwriters’ Counsel and reasonable travel) incurred in connection herewith which shall be limited to expenses which are actually incurred as allowed under FINRA Rule 5110 and, in any event, the aggregate amount of such expenses to be reimbursed by the Company shall not exceed $125,000, including the Advances. To the extent that the Underwriters’ out-of-pocket expenses are less than the Advances, the Underwriters will return to the Company that portion of the Advances not offset by actual expenses.

6. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares or any Option Shares, as the case may be, as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date, (ii) the absence from any certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 of any material misstatement or omission, (iii) the performance by the Company of its obligations hereunder and (iv) each of the following additional conditions. For purposes of this Section 6, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Firm Shares or Option Shares, as the case may be, and each of the foregoing and following conditions must be satisfied as of each Closing.

(a) The Registration Statement shall have become effective and all necessary regulatory and listing approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms thereof and a form of the Prospectus containing information relating to the description of the Securities and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or, to the knowledge of the Company, threatened; all requests of the Commission for additional information (to be included in the Registration Statement, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Representative’s satisfaction; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(b) The Representative shall not have reasonably determined, and advised the Company, that the Registration Statement, the General Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in the Representative’s reasonable opinion, is material, or omits to state a fact which, in the Representative’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(c) The Representative shall have received the written opinions, in each case in form reasonably satisfactory to the Representative and Underwriters’ counsel (and in the case of (i) and (ii), including a 10b-5 opinion), of (i) McDermott Will & Emery LLP, the securities legal counsel for the Company, dated as of the Closing Date and addressed to the Underwriters and (ii) Kunzler, P.C., intellectual property legal counsel to the Company dated as of the Closing Date addressed to the Underwriters.

(d) The Representative shall have received certificates of each of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that: (i) the conditions set forth in subsection (a) of this Section 6 have been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in Section 2 hereof are accurate, (iii) as of the Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company has not sustained any material loss or interference with its business, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or, to the knowledge of the Company, threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement and the Prospectus pursuant to the Rules and Regulations which are not so included, and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any Material Adverse Change or any event that is reasonably likely to result in a Material Adverse Change, whether or not arising from transactions in the ordinary course of business.

(e) On the date of this Agreement and on the Closing Date, the Representative shall have received a “cold comfort” letter from MaloneBailey as of the date of delivery, addressed to the Representative and in form and substance reasonably satisfactory to the Representative and Underwriters’ Counsel, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter.

(f) Subsequent to the execution and delivery of this Agreement, there shall not have been any change in the capital stock or long-term debt of the Company or any change or development involving a change that would cause, or reasonably be expected to cause, a Material Adverse Change, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

(g) Prior to the execution and delivery of this Agreement, the Representative shall have received a lock-up agreement from each Lock-Up Party, duly executed by the applicable Lock-Up Party, in each case substantially in the form attached hereto as Annex II.

(h) The Common Stock shall be registered under the Exchange Act and, as of the Closing Date, the Shares and the Underwriters’ Warrant Shares shall be listed and admitted and authorized for trading on the NASDAQ Capital Market and satisfactory evidence of such action shall have been provided to the Representative. The Company shall have taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Shares and the Underwriters’ Warrant Shares under the Exchange Act or delisting or suspending the Common Stock from trading on the NASDAQ Capital Market, nor will the Company have received any information suggesting that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or listing. The Shares, the Underwriters’ Warrants and the Underwriters’ Warrant Shares shall be DTC eligible.

(i) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements. In addition, the Company shall, if requested by the Representative, make or authorize the Underwriters’ Counsel to make on the Company’s behalf an Issuer Filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.

(j) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect the business or operations of the Company.

(k) The Company shall have furnished the Representative and Underwriters’ Counsel with such other certificates, opinions or documents as they may have reasonably requested.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company in writing or orally. Any such oral notice shall be confirmed promptly thereafter in writing.

7. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Underwriters and each Person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever, as incurred (including but not limited to reasonable attorneys’ fees and any and all reasonable expenses whatsoever, incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or any amendment or supplement to any of them (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), (B) any Issuer Free Writing Prospectus or any other materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically) or (C) any filings or reports filed by the Company under the Exchange Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such losses, liabilities, claims, damages or expenses (or actions in respect thereof); or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under applicable law; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, liability, claim, damage or expense (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or any such amendment or supplement to any of them, or any Issuer Free Writing Prospectus or any other Marketing Materials in reliance upon and in conformity with the Underwriters’ Information.

(b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever, as incurred (including but not limited to reasonable attorneys’ fees and any and all reasonable expenses whatsoever, incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of them, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense (or action in respect thereof) arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in the last sentence of Section 2(b) hereof.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it so notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of the claim or the commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party, or any of them, in conducting the defense of any such action or there may be legal defenses available to it or them which are different from or additional to those available to any of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties and shall be reimbursed to the indemnified party as reasonably incurred. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company), as incurred, to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8: (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities underwritten by it and distributed to the public and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act). For purposes of this Section 8, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Securities to be purchased by each of the Underwriters hereunder and not joint.

9. Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares hereunder, and if the Securities with respect to which such default relates (the “Default Securities”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Securities that bears the same proportion to the total number of Default Securities then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters; subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(b) In the event that the aggregate number of Default Securities exceeds 10% of the number of Firm Shares, the Representative may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Securities on the terms contained herein. In the event that within two (2) calendar days after such a default the Representative does not arrange for the purchase of the Default Securities as provided in this Section 9, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 9 and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c) In the event that any Default Securities are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date for a period, not exceeding five (5) Business Days, in order to effect whatever changes may thereby be necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may be necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares.

10. Survival of Representations and Agreements. All representations, warranties, covenants and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including, without limitation, the agreements contained in Sections 5, 10, 14 and 15, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers or directors or any controlling Person thereof, and shall survive delivery of and payment for the Securities to and by the Underwriters. The representations and warranties contained in Section 2 and the covenants and agreements contained in Sections 4, 5, 7, 8, 10, 14 and 15 shall survive any termination of this Agreement, including termination pursuant to Sections 9 or 11.

11. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the later of: (i) receipt by the Representative and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 1, 4, 5, 7, 8, 14 and 15 shall remain in full force and effect at all times after the execution hereof.

(b) The Representative shall have the right to terminate this Agreement at any time prior to the consummation of the Closing if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on the NYSE Euronext or the NASDAQ Stock Market has been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE Euronext or the NASDAQ Stock Market or by order of the Commission, FINRA or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services has occurred; or (iv) any downgrading has occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or if any such organization has publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities; or (v) (A) there has occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there has been any other calamity or crisis or any change in political, financial or economic conditions, if the effect of any such event in (A) or (B), in the judgment of the Representative, is so material and adverse that such event makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares on the terms and in the manner contemplated by the Prospectus.

(c) Any notice of termination pursuant to this Section 11 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 9(b) hereof), or if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representative, reimburse the Underwriters for only those out-of-pocket expenses (including the reasonable fees and expenses of Underwriters’ Counsel), actually incurred by the Underwriters in connection herewith, less any amounts previously paid by the Company; provided, however, that all such expenses, including the costs and expenses set forth in Section 5(d) which were actually paid, shall not to exceed $125,000 in the aggregate, including the $20,000 Advances described in Section 5(a).

12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to the Representative or any Underwriter, shall be mailed, delivered, or faxed with confirmation of transmission, to:

Maxim Group LLC

405 Lexington Avenue

New York, NY 10174

Attention: Jim Alfaro,

Managing Director, Investment Banking

Fax: 212-895-3783

with a copy to Underwriters’ Counsel at:

Lowenstein Sandler LLP

1251 Avenue of the Americas

New York, NY 10020

Attention: Steven M. Skolnick, Esq.

Fax: 973-597-2477

(b) if sent to the Company, shall be mailed, delivered, or faxed with confirmation of transmission, to the Company with a copy to its counsel, at the addresses set forth in the Registration Statement;

provided, however, that any notice to any Underwriter pursuant to Section 7 shall be mailed, delivered, or faxed with confirmation of transmission, to such Underwriter at its address set forth in its acceptance facsimile to the Representative, which address will be supplied to any other party hereto by the Representative upon request. All such communications shall take effect at the time of receipt thereof.

13. Parties; Limitation of Relationship. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling Persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors, representatives and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and such Persons and their respective successors, officers, directors, heirs, legal representatives and assigns, and not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Securities from any of the Underwriters.

14. Governing Law. This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York applicable to agreements wholly performed within the borders of such state and without regard to the conflicts of laws principles thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Underwriters and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the Supreme Court of the State of New York, New York County, or the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail or delivered by Federal Express via overnight delivery to the Company’s address shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding, and service of process upon an Underwriter mailed by certified mail or delivered by Federal Express via overnight delivery to the Underwriters’ address shall be deemed in every respect effective service of process upon such Underwriter in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, THE REGISTRATION STATEMENT OR THE PROSPECTUS.

15. Entire Agreement. This Agreement, together with the schedules and annexes attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein. This Agreement supersedes any prior agreements or understandings among or between the parties hereto, including the Letter of Engagement dated April 28, 2017, as amended (except as specifically set forth therein).

16. Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

17. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

18. Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

19. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Company’s Securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s-length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Company’s Securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company hereby further confirms its understanding that no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Offering contemplated hereby or the process leading thereto, including, without limitation, any negotiation related to the pricing of the Shares; and the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof.

21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

22. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “Business Day” shall mean any day other than a Saturday, Sunday or any day on which any of the major U.S. stock exchanges in New York, New York are not open for business.

[Signature Pages Follow]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

PROLUNG, INC.

By:
Name:	Steven C. Eror
Title:	President and Chief Executive Officer

Accepted by the Representative, acting for itself and as

Representative of the Underwriters named on Schedule A hereto,

as of the date first written above:

MAXIM GROUP LLC

By:
Name:
Title:

SCHEDULE A

Name of Underwriter	Number of Firm Shares Being Purchased

Maxim Group LLC
Aegis Capital Corp.

SCHEDULE B

Underwriters’ Warrants

Name of Underwriter	Number of Shares of Common Stock for which Underwriters’ Warrant is Exercisable

Maxim Group LLC
Aegis Capital Corp.

SCHEDULE C

Lock-Up Parties

Name

1.	Steven C. Eror
2.	Mark V. Anderson
3.	Michael Garff
4.	Jeffrey S. O’Driscoll
5.	Rex Yung
6.	Robert W. Raybould
7.	Todd Morgan
8.	John C. Ruckdeschel
9.	Robin L. Smith
10.	J. Scott Nixon

SCHEDULE D

Free Writing Prospectuses

Free writing prospectus (File No. 333-219735) filed on October 30, 2017.

ANNEX I

FORM OF UNDERWRITERS’ WARRANT

[attached]

ANNEX II

FORM OF LOCK-UP AGREEMENT

LOCK-UP AGREEMENT

_____________, 201[  ]

Maxim Group LLC

405 Lexington Avenue

New York, NY 10174

Re: Initial Public Offering of ProLung, Inc.

Ladies and Gentlemen:

The undersigned, a holder of common stock, par value $0.001 (“Common Stock”), or rights to acquire Common Stock, of ProLung, Inc. (the “Company”), understands that you are the representative (the “Representative”) of the several underwriters (collectively, the “Underwriters”) named or to be named in the final form of Schedule A to the underwriting agreement (the “Underwriting Agreement”) to be entered into among the Underwriters and the Company, providing for the public offering (the “Public Offering”) of Common Stock and warrants to purchase Common Stock (the “Securities”) pursuant to a registration statement filed or to be filed with the U.S. Securities and Exchange Commission (the “SEC”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth for them in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Securities, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, for the benefit of the Company, the Representative and the other Underwriters that, without the prior written consent of the Representative, the undersigned will not, during the period specified in the following paragraph (the “Lock-Up Period”), directly or indirectly, unless otherwise provided herein, (a) offer, issue, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, encumber, assign, borrow or otherwise dispose of or transfer (each a “Transfer”) any Relevant Security (as defined below) or otherwise publicly disclose the intention to do so, or (b) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder) with respect to any Relevant Security or otherwise enter into any swap, derivative or other transaction or arrangement that Transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by the delivery of Relevant Securities, other securities, cash or other consideration, or otherwise publicly disclose the intention to do so. As used herein, the term “Relevant Security” means any share of Common Stock, warrant to purchase Common Stock or any other security of the Company or any other entity that is convertible into, or exercisable or exchangeable for, Common Stock or any other equity security of the Company, in each case owned beneficially or otherwise by the undersigned on the date set forth on the front cover of the final prospectus used in connection with the Public Offering of the Securities (the “Effective Date”) or acquired by the undersigned during the Lock-Up Period.

The Lock-Up Period will commence on the date of this Lock-up Agreement and continue and include the date one hundred eighty (180) days after the Effective Date.

In addition, the undersigned further agrees that, without the prior written consent of the Representative, during the Lock-Up Period the undersigned will not: (i) file or participate in the filing with the SEC of any registration statement or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document, in each case with respect to any proposed offering or sale of a Relevant Security, or (ii) exercise any rights the undersigned may have to require registration with the SEC of any proposed offering or sale of a Relevant Security.

In furtherance of the undersigned’s obligations hereunder, the undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record owner and the transfer of which would be a violation of this Lock-Up Agreement and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record owner, agrees that during the Lock-Up Period it will cause the record owner to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities to the extent such transfer would be a violation of this Lock-Up Agreement.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Relevant Securities:

(i)	as a bona fide gift or gifts,

(ii)	to any trust for the direct or indirect benefit of the undersigned or a member of members of the immediate family of the undersigned,

(iii)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 under the Securities Act of 1933) of the undersigned, (2) to limited partners, limited liability company members or stockholders of the undersigned, or (3) in connection with a sale, merger or transfer of all or substantially all of the assets of the undersigned or any other change of control of the undersigned, not undertaken for the purpose of avoiding the restrictions imposed by this Lock-Up Agreement,

(iv)	if the undersigned is a trust, to the beneficiary of such trust,

(v)	by testate or intestate succession,

(vi)	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement,

(vii)	pursuant to the Underwriting Agreement, or

(viii)	if acquired by the undersigned in open market transactions after the Offering;

provided, in the case of clauses (i)-(vi), that (A) such transfer shall not involve a disposition for value, (B) the transferee agrees in writing with the Underwriters and the Company to be bound by the terms of this Lock-Up Agreement, and (C) such transfer would not require any filing under Section 16(a) of the Exchange Act and no such filing is voluntarily made.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that this Lock-Up Agreement has been duly authorized (if the undersigned is not a natural person) and constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date of this Lock-Up Agreement.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

The undersigned, whether or not participating in the Public Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

Very truly yours,

Signature:
Name (printed):
Title (if applicable):
Entity (if applicable):